UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

----------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

----------

Date of Report (Date of earliest event reported): November 24, 2010

PEOPLES BANCORPORATION, INC.

Incorporated under the	Commission File No. 000-20616	I.R.S. Employer
laws of South Carolina		Identification No.
57-09581843

1818 East Main Street
Easley, South Carolina 29640
Telephone: (864) 859-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

2010 Third Quarter Earnings

Please see Exhibit 99 for the  Registrant's  2010 Third  Quarter Letter to Shareholders and Earnings release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99 -  Registrant's 2010 Third Quarter Letter to Shareholders and Earnings Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES BANCORPORATION, INC.
(Registrant)

Date: November 24, 2010	By: /s/ Robert E. Dye, Jr.
------------------------------------------------------------
Robert E. Dye, Jr.
Senior Vice President (Principal Financial
and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit 99	Registrant's 2010 Third Quarter Letter to Shareholders and Earnings Release